UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2009
Hypercom Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-13521	86-0828608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8888 East Raintree Drive Suite 300 Scottsdale, Arizona		85260
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 480-642-5000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2009, Hypercom and its executive Chairman, Norman Stout, executed an amendment to Mr. Stout’s employment agreement (the “Amendment No. 2”) to extend the term of his employment as Chairman of the Company indefinitely, effective as of June 30, 2009, subject to termination by either party with 90 days’ advance written notice (the “Notice Period”).

In accordance with the Amendment No. 2, if notice of termination is provided by either party on or after June 30, 2009, we may modify Mr. Stout’s duties and responsibilities during the Notice Period, as directed by our Board of Directors (the “Board”) from time to time. During the Notice Period, Mr. Stout will continue to receive his base salary and be eligible to receive annual bonus compensation and benefits as provided in his original employment agreement. At the expiration of the Notice Period, Mr. Stout may continue to serve as a director of our company for the term to which he was elected; however, he will cease to be an employee of our company and will no longer receive any compensation or benefits as an employee.

Notwithstanding the foregoing, Mr. Stout will be entitled to the following at the expiration of the Notice Period: (a) immediate vesting of all of his unvested restricted stock, if any, and his unvested options to purchase our common stock, and such options will remain exercisable until the expiration date of their original terms; and (b) payment by us for a period of 12 months following the expiration of the Notice Period of the COBRA benefits available to him, his spouse and his dependents covered by our group health plan at the expiration of the Notice Period. If Mr. Stout continues to serve as a director of our company following expiration of the Notice Period, the Board may elect him non-executive Chairman of the Board, and thereafter he may receive such compensation for service as Chairman of the Board as the Board may determine.

The forgoing description of the Amendment No. 2 is qualified in its entirety by reference to the complete terms and conditions of the Amendment No. 2, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Exhibit Description

10.1	Amendment No. 2 to Employment Agreement, dated April 29, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 30, 2009	Hypercom Corporation

By:	/s/ Philippe Tartavull
Name:	Philippe Tartavull
Title:	Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Exhibit Description

10.1	Amendment No. 2 to Employment Agreement, dated April 29, 2009